SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K A
                                 Current Report


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report: October 16, 1997
                                        (Date of earliest event reported)



                     THE GREAT AMERICAN BACKRUB STORE, INC.
             (Exact name of registrant as specified in its charter)





        New York                        0-25334                    13-3729043
State of other jurisdiction        Commission file No.           I.R.S. Employer
incorporation or organization                                          ID No.



           4500 14Oth Avenue No., Suite 221 Clearwater., Florida 33762
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (813) 532-4818


            53 West 36th Street, Room 1202, New York, New York 10018 (Former name or former address if changed since last report)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The financial information and pro forma information described below which is required by Item 7 of Form 8-K is filed herein.


     (a)  Financial Statements

     Independent Auditors' Report
     Consolidated Balance Sheet as of December 31, 1996
     Consolidated  Statements of  Operations  for the years ended December  31,
        1996  and  1995
     Consolidated   Statement  of Stockholders'  Equity for the years ended
        December 31, 1996 and 1995
     Consolidated Statements of Cash Flows for years ended December 31, 1996 and
        1995
     Notes to Consolidated Financial Statements as of December 31, 1996

     (b)  Pro Forma Financial Information

     Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997
     Pro Forma  Condensed  Consolidated  Statement  of  Operations  for the Nine
        Months Ended September 30, 1997 (Unaudited)
     Pro Forma Condensed  Consolidated  Statement  Operations for the Year Ended
        December 31, 1996 (Unaudited)
     Note to Pro Forma Financial Statements

                    [LETTERHEAD OF WEINBERG & COMPANY, P.A.]



                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of:
 Caribsun Corp.


We have audited the accompanying consolidated balance sheet of Caribsun Corp. and its Subsidiary as of December 31, 1996 and the related statements of operations, cash flows and changes in stockholders' equity for each of the two years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Caribsun Corp. and its Subsidiary as of December 31, 1996 and the results of their operations, cash flows and changes in stockholders' equity for each of the two years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                   /s/ Weinberg & Company, P.A.
                                   WEINBERG & COMPANY, P.A.




Boca Raton, Florida
December 23, 1997

Town Executive Center o 6100 Glades Road o Suite 314 o Boca Raton, Florida 33434
 Telephone (561) 487-5765 o Telefax (561) 487-5766 o INTERNET: weinacctg@aol.com
            Members: American Institute of CPA's/Division of Firms o
                           Florida Institute of CPA's

                          CARIBSUN CORP. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1996


                                     ASSETS


Real property                                                       $ 5,075,829
Note receivable and accrued interest                                    104,000
                                                                    -----------
TOTAL ASSETS                                                        $ 5,179,829
                                                                    ===========


                    LIABILITIES AND STOCKHOLDER'S DEFICIENCY

LIABILITIES
     Notes payable and accrued interest                             $ 5,469,315
     Management fee payable                                             204,000
                                                                    -----------

TOTAL LIABILITIES                                                     5,673,315
                                                                    -----------

STOCKHOLDER'S DEFICIENCY
     Common stock, $.0l par value;
     1,500 shares authorized; 100
     shares issued and outstanding                                            1

     Capital in excess of par                                             6,513
     Deficit                                                           (500,000)
                                                                    -----------

          TOTAL STOCKHOLDER'S DEFICIENCY                               (493,486)
                                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY                      $ 5,179,829
                                                                    ===========




           See accompanying notes to consolidated financial statements

                          CARIBSUN CORP. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                       FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                      1996               1995
                                                   ---------          ---------
Revenues
  Interest income                                  $   4,000          $    --
                                                   ---------          ---------

Operating Expenses
  Management fees                                    336,000            168,000
                                                   =========          =========

NET LOSS                                           $(332,000)         $(168,000)
                                                   =========          =========

NET LOSS PER COMMON SHARE                          $  (3,320)         $  (1,680)
                                                   =========          =========


           See accompanying notes to consolidated financial statements

                          CARIBSUN CORP. AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                   COMMON STOCK
                               --------------------
                               NUMBER     PAR VALUE      CAPITAL
                                 OF          $.01       IN EXCESS
                               SHARES       AMOUNT        OF PAR      (DEFICIT)
                               ------       ------        ------      ---------
May 10, 1995 Issuance
  of Shares                     100          $ 1         $ 6,513     $     --

Net Loss for the Year
  Ended 1995                     --           --            --         (168,000)
                                ---          ---         -------     ----------
Balance --
  December 31, 1995             100            1           6,513       (168,000)

Net Loss for the Year
  Ended 1996                     --           --            --         (332,000)
                                ---          ---         -------     ----------
Balance --
  December 31, 1996             100          $ 1         $ 6,513     $ (500,000)
                                ===          ===         =======     ==========

           See accompanying notes to consolidated financial statements

                         CARIBSUN CORP. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                  -----------------------------
                                                     1996                1995
                                                  ---------           ---------
Cash Flows From Operating Activities:
  Net loss from operations                        $(332,000)          $(168,000)
                                                  ---------           ---------
  Adjustments to reconcile net loss
    from operations to cash used for
    operating activities:
    Increase in accrued interest receivable          (4,000)               --
    Increase in management fees payable             336,000             168,000
                                                  ---------           ---------
      Total Adjustments                             332,000             168,000
                                                  ---------           ---------
    Net cash used for operating activities             --                  --
                                                  ---------           ---------
Cash and cash equivalents -- beginning of
  year                                                 --                  --
                                                  ---------           ---------
Cash and cash equivalents -- end of year          $    --             $    --
                                                  =========           =========


Supplemental Information -- Non-cash transactions:

     In 1996 the Company sold an investment in real property for $400,000, which was equal: to its carrying value. The Company received a note receivable of $100,000 and cash amounting to $300,000 which was immediately advanced to parent company in exchange for another note receivable. Subsequent thereto the note receivable from the parent company was used to partially offset the debt owed to the parent for management fees.


           See accompanying notes to consolidated financial statements

                          CARIBSUN CORP. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 1996


NOTE 1 -- ACCOUNTING POLICIES

     A.   Business Organization

     Caribsun Corp. ( the Company) was formed on May 10, 1995 in the State of Delaware. On June 8, 1995, as part of a simultaneous stock purchase and reorganization agreement, Caribsun Corp. acquired 100% of Canzone Del Mare Limited ("CDM") (See Note 2) and Le Bistro Limited ("LBL") (See NOTE 2) in exchange for four notes payable to the former stockholders of CDM and LBL.

     The contract valued the 2 entities at $10,000,000, and notes were issued in that amount. However, the contract stated that upon the issuance of stock to the note holders in an acceptable corporation, the note indebtedness would be reduced to $5,000,000, The notes bore interest at 6% (See Note 5).

     Concurrent with its acquisition of the aforementioned subsidiaries, the Company was acquired by TAC Technology, Inc. ("TAC"), a New York Corporation, in exchange for 6,514,339 shares of .001 par value TAC common stock valued at $6,514. Immediately following the acquisition of the Company by TAC, the 6,514,339 shares that the Company had received were transferred to the note holders in complete satisfaction of two of the four notes referred to above relating to that portion of the debt arising from the acquisition of the subsidiaries, leaving a balance due of $5,000,000 on the Notes (see Note 5).

     On July 15, 1996, TAC merged with Ascot International Corp. ("AIC"), a Delaware Corporation, and under the terms of the merger agreement AIC became the surviving corporation. Additionally, under the terms of the merger agreement, all the existing shareholders of TAC, without any action on their part, automatically became shareholders of AIC through the conversion of common stock at the rate of one share of the surviving corporation (AIC) for each one share of common stock of TAC.

     On October 2, 1996, CDM, the wholly-owned subsidiary of the Company changed its corporate name to Coconut Hall Resort, Ltd.

                          CARIBSUN CORP. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 1996


NOTE 1 -- ACCOUNTING POLICIES CONTINUED

     B.   Principles Of Consolidation

     The accompanying consolidated financial statements includes the accounts of the Company and its wholly-owned subsidiary, Coconut Hall. Resort, Ltd.

     C.   Use Of Estimates In Preparation Of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement during the reporting period. Actual results could differ from those estimates.


NOTE 2 -- REAL PROPERTY

     Real property consists of the 85.91 acres of land located in the Parish of Saint Peter, Antigua titled in the name of CDM, and is being carried at cost. On October 1, 1997, the property was appraised by HVS International, an independent appraiser and their report dated October 14, 1997 opines that the fair market value of the 85.91 acres of land is $10,000,000.

     As part of the original acquisition as outlined in Note 1, the Company also acquired property located in Antigua titled in the name of LBL, consisting of 1.8 acres of land, 3 houses thereon, a restaurant and bar operating thereon, and the related fixtures, equipment and operating licenses. This investment was subsequently sold on March 13, 1996 (See Note 3).


NOTE 3 -- DISPOSITION

     On March 13, 1996, the Company sold its 100% interest in LBL for the sum of $400,000. In connection with this sales agreement, the purchasers paid the Company $300,000 in cash and issued a 5% note in the principal amount of $100,000. The $300,000 received in cash for the sale was advanced to the Company's parent, TAC, in exchange for a

                          CARIBSUN CORP. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 1996


NOTE 3 -- DISPOSITION (CONTINUED)

     note. The $300,000 note was subsequently used by the Company to partially satisfy a debt owed to TAC for management fees. (See Note 4, Related Party Transactions).


NOTE 4 -- RELATED PARTY TRANSACTIONS

     Under the terms of a management agreement that commenced on July 1, 1995, the Company has been charged management fees in the amount of $336,000 and $168,000 for the years ended December 31, 1996 and 1995, respectively, by its parent company for managerial and administrative services, Of this amount, $300,000 has been paid and the balance of $204,000 is shown in the accompanying balance sheet as management fees payable. This agreement was subsequently terminated on September 23, 1997.


NOTE 5 -- SUBSEQUENT EVENTS

     Preferred stock was issued on October 6, 1997 to satisfy the debt obligation and accrued interest thereon incurred by the Company in the acquisition of the real property discussed in Notes 1 and 2. At the time of issuance of the preferred stock, the debt obligations and accrued interest aggregated $5,698,615.

     The preferred stock is non voting, non convertible and is cumulative as to dividends at the rate of 7% per annum. The Company had the right to redeem the preferred stock at any time for $5,698,615 plus the accumulated unpaid dividends.

     On October 16, 1997, Ascot International Corp. ("Ascot") (parent of the Company) sold 100% of the issued and outstanding common stock of the Company to Great American Backrub Store; Inc. ("Great American") in exchange for 80% of the outstanding shares of common stock of Great American. As a result of this Securities Exchange Agreement, ASCOT obtained majority voting interest in Great American and therefore will be treated as the acquirer for accounting purposes. Consequently, this transaction will be accounted for as a reverse acquisition for financial reporting purposes.

           THE GREAT AMERICAN BACKRUB STORE, INC. AND CARIBSUN, CORP.
                 PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                         THE GREAT
                                         AMERICAN                     PRO-FORMA
                                          BACKRUB       CARIBSUN     ADJUSTMENTS
                                        STORE, INC.      CORP.         NOTE (A)      PRO-FORMA
                                        -----------      -----         --------      ---------
                                                    ASSETS
Current assets:
  Cash and cash equivalents             $   12,404     $       --     $       --     $   12,404
  Receivables -- other                     129,722             --             --        129,722
  Prepaid expenses                          10,527             --             --         10,527
  Inventory                                207,235             --             --        207,235
                                        ----------     ----------     ----------     ----------
    Total current assets                   359,888             --             --        359,888
                                        ----------     ----------     ----------     ----------
Property and equipment:
  Furniture and fixtures                   463,560             --             --        463,560
  Leasehold improvements                   930,946             --             --        930,946
  Purchased lease                          120,000             --             --        120,000
  Computer equipment                        45,107             --             --         45,107
                                        ----------     ----------     ----------     ----------
                                         1,559,613             --             --      1,559,613
  Less, accumulated depreciation
    Property and equipment, net           (419,637)            --             --       (419,637)
                                        ----------     ----------     ----------     ----------
                                         1,139,976             --             --      1,139,976
                                        ----------     ----------     ----------     ----------
Other assets:
  Investment in real property                   --      5,305,129             --      5,305,129
  Notes receivable                          50,938        108,000             --        158,938
  Lease and equipment deposits             197,109             --             --        197,109
  Goodwill                                      --             --      1,024.307      1,024,307
                                        ----------     ----------     ----------     ----------
    Total other assets                     248,047      5,413,129      1,024.307      6,685,483
                                        ----------     ----------     ----------     ----------
TOTAL ASSETS                            $1,747,911     $5,413,129     $1,024.307     $8,185,347
                                        ==========     ==========     ==========     ==========

                                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                      $  620,678     $       --     $       --     $  620,678
  Accrued expenses                         202,977        450,000             --        652,977
  Accrued payroll and related               41,012             --             --         41,012
  Bridges notes                            239,796             --             --        239,796
  Deferred revenue                          30,343             --             --         30,343
                                        ----------     ----------     ----------     ----------
    Total current liabilities            1,134,806        450,000             --      1,584,806
                                        ----------     ----------     ----------     ----------
Deferred rent                              371,412             --             --        371,412
                                        ----------     ----------     ----------     ----------
Stockholders' equity                       241,693      4,963,129      1,024,307      6,229,129
                                        ----------     ----------     ----------     ----------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                  $1,747,911     $5,413,129     $1,024,307     $8,185,347
                                        ==========     ==========     ==========     ==========

            See accompanying notes to pro-forma financial statements.

           THE GREAT AMERICAN BACKRUB STORE, INC. AND CARIBSUN, CORP.
            PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

                                                              THE GREAT                              PRO-FORMA
                                                               AMERICAN            CARIBSUN         ADJUSTMENTS
                                                          BACKRUB STORE, INC.        CORP.            NOTE (B)           PRO-FORMA
                                                          -------------------      --------         -----------          ---------
Revenues
     Services                                                 $  2,324,092       $      4,000       $       --         $  2,328,092
     Products                                                      501,390               --                 --              501,390
     Royalties, franchise fees and other                            20,474               --                 --               20,474
                                                              ------------       ------------       ------------       ------------

          Total revenues                                         2,845,956              4,000               --            2,849,956
                                                              ------------       ------------       ------------       ------------

Operating expenses:
     Salaries and wages                                          1,413,777               --                 --            1,413,777
     Cost of products sold, buying and occupancy                   406,576               --                 --              406,576
     Rental expense                                                825,742               --                 --              825,742
     Advertising and  promotion                                     58,437               --                 --               58,437
     Options granted as financial advisory fees                     43,750               --                 --               43,750
     General and administrative                                  1,355,547            246,000               --            1,601,547
     Amortization of goodwill                                         --                 --              153,648            153,648
     Depreciation                                                  139,748               --                 --              139,748
                                                              ------------       ------------       ------------       ------------
                Total operating expenses                         4,243,577            246,000            153,648          4,643,225
                                                              ------------       ------------       ------------       ------------

Net loss from operations                                        (1,397,621)          (242,000)          (153,648)        (1,793,269)

Interest expense, net                                              222,927               --                 --              222,927
                                                              ------------       ------------       ------------       ------------

Net loss                                                      $ (1,620,548)      $   (242,000)      $   (153,648)      $ (2,016,196)
                                                              ============       ============       ============       ============

Loss per share:                                               $      (0.67)                                            $      (0.10)
                                                              ============                                             ============

Weighted average number of common
 shares outstanding                                              2,402,743                                               20,402,743
                                                              ============                                             ============


            See accompanying notes to pro-forma financial statements.

           THE GREAT AMERICAN BACKRUB STORE, INC. AND CARIBSUN, CORP.
            PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR YEAR THE ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

                                                              THE GREAT                              PRO-FORMA
                                                               AMERICAN            CARIBSUN         ADJUSTMENTS
                                                          BACKRUB STORE, INC.        CORP.            NOTE (B)           PRO-FORMA
                                                          -------------------      --------         -----------          ---------
Revenues
     Services                                                 $  2,140,340       $      4,000       $       --         $  2,144,304
     Products                                                      868,214               --                 --              868,214
     Royalties, franchise fees and other                            37,419               --                 --               37,419
                                                              ------------       ------------       ------------       ------------

          Total revenues                                         3,045,937              4,000               --            3,049,937
                                                              ------------       ------------       ------------       ------------

Operating expenses:
     Salaries and wages                                          1,495,274               --                 --            1,495,274
     Cost of products sold, buying and occupancy                   611,919               --                 --              611,919
     Rental expense                                                734,588               --                 --              734,588
     Advertising and  promotion                                    210,754               --                 --              210,754
     Options granted as financial advisory fees                    481,250               --                 --              481,250
     General and administrative                                  2,294,907            336,000               --            2,630,907
     Amortization of goodwill                                         --                 --              204,864            204,864
     Depreciation                                                  128,876               --                 --              128,876
                                                              ------------       ------------       ------------       ------------
                Total operating expenses                         5,957,568            336,000            204,864          6,498,432
                                                              ------------       ------------       ------------       ------------

Net loss from operations                                        (2,911,631)          (332,000)          (204,864)        (3,448,495)

Interest expense, net                                               86,319               --                 --               86,319
                                                              ------------       ------------       ------------       ------------

Net loss                                                      $ (2,825,312)      $   (332,000)      $   (204,864)      $ (3,362,176)
                                                              ============       ============       ============       ============

Loss per share:                                               $      (1.41)                                            $      (0.17)
                                                              ============                                             ============

Weighted average number of common
 shares outstanding                                              2,005,573                                               20,005,573
                                                              ============                                             ============


            See accompanying notes to pro-forma financial statements.

           The Great American Backrub Store, Inc. And Caribsun, Corp.
                   Notes to the Proforma Financial Statements


Note A
------

     The purchase price of The Great American BackRub Store, Inc. and the related goodwill is estimated as follows:

     Common Shares outstanding on
     October 16, 1997 at fair value                              $  906,000

     Acquisition  costs (fair  value of
      common  shares  issued for  acquisition
      related services and costs incurred)                          360,000
                                                                 ----------

     Purchase price                                               1,066,000

     Less:   Tangible net worth acquired                            241,693
                                                                 ----------
     Goodwill                                                    $1,024,307
                                                                 ==========
Note B
------

     The pro-forma adjustments to the unaudited pro-forma condensed consolidated statements of operations are as follows;


                                           Nine months ended       Year ended
                                           September 30, 1997   December 1, 1996
                                           ------------------   ----------------
     Amortization of goodwill over an
     estimated usefull life of 5 years     $         153,648    $        204,864
                                           ==================   ================

Note C

     On September 30, 1997 the Company entered into a Securities Exchange Agreement (the "Securities Exchange Agreement"), to acquire (the "Acquisition") 100% of the issued and outstanding common stock of Caribsun, Corp. from Ascot International Corp. ("Ascot"). Caribsun, Corp. ("Caribsun") owns approximately 86 acres of land located in the Parish of Saint Peter, Antigua. On October 16, 1997 the Securities Exchange Agreement was amended and the Company initially issued 11,000,000 shares of its Common Stock to Ascot in exchange for all of the outstanding shares of Caribsun's Common Stock. Under the terms of the Securities Exchange Agreement, the Company will issue up to a maximum of 17,097,419 shares in exchange for Caribsun.

     The Caribsun Acquisition and the issuance of approximately 80% of the Company's outstanding common stock to the former Caribsun stockholder resulted in that stockholder obtaining a majority

           The Great American Backrub Store, Inc. And Caribsun, Corp.
                   Notes to the Proforma Financial Statements

Note C continued

     voting interest in the Company. As a consequence, the Caribsun Acquisition will be accounted for as a reverse acquisition for financial reporting purposes and Caribsun will be deemed to have acquired the Company, as of the date of the acquisition. Accordingly, the Company's financial statements following the acquisition date will be as follows: (1) the balance sheet will consist of Caribsun's net asset at historical cost and the Company's net assets at fair value (acquired cost): and (2) the statement of operations will include Caribsun's operations for the period presented and the Company's operations from October 16, 1997.

     The Purchase price of $ 1,266,000 consists of the approximate fair value of the Company's outstanding shares of common stock on October 16, 1997 (before the issuance of any of the Company's shares of common stock to Ascot) and acquisition costs.

     The accompany unaudited pro forma condensed consolidated financial statements illustrate the effect of the acquisition on the Company's financial position and results of operation. The condensed consolidated balance sheet as of September 30, 1997 is based on historical balance sheet of the Company and Caribsun as of September 30, 1997 and assumes the acquisition took place on that date. The unaudited pro forma condensed consolidated statements of operations for the year ended December 317 1996 and nine months ended September 30, 1997 assume the acquisition took place on January 1, 1996.

     The unaudited pro forma condensed consolidated financial statements have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only. The pro forma statements do not purport to be indicative of the results which would have been obtained if the acquisition had been effected on the date or dates indicated or which may be obtained in the future. The unaudited pro forma consolidated financial statements are based on management's current estimate of allocation of the purchase price, the actual allocation of which may differ.

     The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the respective historical financial of the Company and those of Caribsun which are elsewhere herein.


                                   page 2 of 2